Investor Class Shares QGLDX

SUMMARY PROSPECTUS

May 1, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.goldbullionstrategyfund.com/fund-documents. You can also get this information at no cost by calling 1-855-650-QGLD (7453), emailing ordergoldbullion@geminifund.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated May 1, 2015, and statement of additional information, dated May 1, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Adviser: Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302

Investment Objective: The Fund seeks returns that reflect the performance of the price of Gold bullion.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)		Investor Class Shares
Redemption Fee (as a % of amount redeemed, if sold within 7 days)		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%
Distribution and/or Service (12b-1) Fees		0.25%
Other Expenses		0.45%
Shareholder Service Expenses(1)	0.15%
Remaining Other Expenses	0.30%
Acquired Fund Fees and Expenses (2)		0.21%
Total Annual Fund Operating Expenses		1.66%
(1)	Shareholder Service Expenses may include sub-transfer agent and sub-custodian fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$792	$1,735

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 559% of the average value of its portfolio.

Principal Investment Strategies: The Fund's adviser delegates execution of the Fund's investment strategy to the sub-adviser. Under normal circumstances, the Fund will invest primarily in Gold bullion-related: (1) exchange-traded funds ("ETFs"); (2) exchange-traded notes ("ETNs"); (3) exchange-traded futures contracts, (4) over-the-counter forward contracts and (5) fixed income securities, including through mutual funds and ETFs that invest primarily in fixed income securities.

Gold bullion-related ETFs are those that invest primarily in (i) physical Gold bullion and/or (ii) over-the-counter or exchange-traded derivatives on Gold bullion such as forward contracts, futures contracts, options contracts or swap contracts. Gold bullion-related ETNs are those with interest and/or principal payments linked to the price of Gold bullion. Derivatives are primarily used as substitutes for Gold bullion because they are expected to produce returns that are substantially similar to those of Gold bullion. Derivatives used by the Fund are expected to produce a significant portion of the Fund's returns. The Fund does not invest more than 25% of Fund assets in over-the-counter derivative contracts with any one counterparty. ETFs and ETNs may employ leverage, which magnifies the changes in the underlying Gold index or Gold price upon which they are based.

The Fund concentrates investments in the Gold bullion industry under normal circumstances investing over 25% of its assets in the Gold bullion industry. For purposes of measuring the 25% Gold bullion industry investments, the Fund includes the effects of leverage to Gold bullion (e.g. a security with 2 times leverage to Gold bullion price changes is counted at twice its value). The Fund also invests in investment grade fixed income corporate notes and bonds to generate interest income and to seek to preserve principal. The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or, if unrated, determined by the sub-adviser to be of comparable quality. However, the fixed income securities are selected without restriction as to maturity, issuer country or capitalization. The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The Fund will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary is expected to provide the Fund with exposure to Gold bullion within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Subsidiary will invest primarily in Gold bullion-related: ETFs, ETNs, futures and forward contracts. The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund.

The sub-adviser selects securities and derivatives to maintain the Fund's primary allocation to investments that it believes will have returns that reflect the performance of the price of Gold bullion. The sub-adviser disposes of securities or derivatives to replace them with investments that it believes have a higher expected return or will more closely track Gold bullion prices or both. However, placement of individual trades, with the exception of fixed income trades, is conducted by the adviser in consultation with the sub-adviser. The sub-adviser selects derivative counterparties it believes to be creditworthy and will close out a derivative position if it believes the counterparty is no longer creditworthy. The sub-adviser places substantially all fixed income trades. The adviser and/or sub-adviser may engage in frequent trading to achieve the Fund's investment objective, which may result in continued turnover in excess of 100%.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund through its direct investments as well as indirectly through investments in ETFs, mutual funds, ETNs, and the Subsidiary.

•	Concentration Risk: Because the Fund will invest more than 25% of its assets in the Gold bullion industry, the Fund will be subject to greater volatility risk than a Fund that is not concentrated in a single industry.
•	Derivatives Risk: Futures and forwards are subject to inherent leverage that magnifies Fund losses. These derivatives may not provide an effective substitute for Gold bullion because changes in derivative prices may not track those of the underlying Gold bullion. Also, over the counter forwards are subject to counterparty default risk.
•	ETF, Mutual Fund and ETN Risk: ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on its investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks. ETFs and ETN may not provide an effective substitute for Gold bullion because changes in derivative prices held by these instruments may not track those of the underlying Gold bullion.
•	Fixed Income Risk: The value of bonds and other fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Issuers may also default.
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•	Gold Risk: The price of Gold may be volatile and Gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical Gold bullion has sales commission, storage, insurance and auditing expenses.
•	Management Risk: The sub-adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular instrument in which the Fund invests may prove to be inaccurate and may not produce the desired results. The adviser's assessment of the sub-adviser's investment qualifications may also prove to be inaccurate and may not produce the desired results.
•	Market Risk: The Fund's investments will decline in value if the price of Gold declines. Overall securities market risks may affect the value of individual Fund holdings. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the equity and fixed income securities markets.
•	Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•	Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund's portfolio turnover rate is expected to be above 100% annually.
•	Taxation Risk: By investing in Gold bullion indirectly through the Subsidiary, the Fund will obtain exposure to the Gold bullion markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
•	Wholly-Owned Subsidiary Risk: Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Is the Fund Right for You?

The Fund is intended for investors who want returns that seek to reflect the performance of the price of Gold bullion without the burdens of personally acquiring and holding Gold bullion.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund’s Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information and daily net asset value per share (“NAV”) is available at no cost by calling toll-free 1-855-650-QGLD (7453).

Investor Class Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	3/31/2014	6.44%
Worst Quarter:	9/30/2014	(9.05)%

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2014)

	One Year	Since Inception(1)
Investor Class shares Return before taxes	(3.75)%	(4.55)%
Investor Class shares Return after taxes on distributions	(3.75)%	(4.55)%
Investor Class shares Return after taxes on distributions and sale of Fund shares	(2.12)%	(3.46)%
NYSE Arca Gold BUGS Index(2)	(15.35)%	(21.83)%
S&P 500 Total Return(3) (reflects no deduction for fees, expenses or taxes)	13.69%	18.99%
(1)	The inception date of the Fund’s Investor Class Shares is July 9, 2013.
(2)	The NYSE Arca Gold BUGS (Basket of Unhedged Gold Stocks) Index (HUI) is a modified equal dollar weighted index of companies involved in gold mining. Investors cannot directly invest in an index.
(3)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Advisors Preferred, LLC.

Sub-Adviser: Flexible Plan Investments, Ltd.

Sub-Adviser Portfolio Managers: Jerry C. Wagner, President of the sub-adviser, and Dr. George Yang, Director of Research of the sub-adviser, have served the Fund as its portfolio managers since it commenced operations in 2013.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. The minimum initial investment in the Fund is $5,000. The minimum subsequent investment in the Fund is $1,000. The Fund, adviser or sub-adviser may waive any investment minimum. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Purchase and redemption requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before 1:00 p.m. to assure ample time to transmit to the Fund prior to net asset value pricing.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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